Exhibit 99.1

LONG - TERM FINANCIAL STRATEGY CREATE SHAREHOLDER VALUE Objective: Mid – Teens Core ROE Over Time Balanced approach to rightsizing capital and growing book value per share over time Generation of top – tier earnings and capital substantially in excess of growth needs Meaningful and sustainable competitive advantages ©2022 The Travelers Indemnity Company. All rights reserved. No part of this document may be reproduced, published, or forwarde d outside your organization without the express written permission of Travelers. TRAVELERS Investor Presentation – September 2022

LONG - TERM FINANCIAL STRATEGY CREATE SHAREHOLDER VALUE Objective: Mid – Teens Core ROE Over Time Balanced approach to rightsizing capital and growing book value per share over time Generation of top – tier earnings and capital substantially in excess of growth needs Meaningful and sustainable competitive advantages 2

2016 2017 2018 2019 2020 2021 Chart Strategic Investment Routine but Necessary Expenditures Meaningfully increased our overall technology spend over the last five years Significantly reduced our expense ratio at the same time through our strategic focus on optimizing productivity and efficiency Improved the mix of our technology spend o Increased our spending on strategic technology initiatives by 50% o Reduced routine but necessary expenditures INVESTING IN THE FUTURE INSIDE IMPROVING RESULTS Technology Investments & Routine but Necessary Expenditures 3

2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Avg. 2012 – 2016 2017 2018 2019 2020 2021 Avg. 2012 – 2016 2017 2018 2019 2020 2021 Avg. 2012 – 2016 2017 2018 2019 2020 2021 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 $32.0B $22.4B 29.4% AVG = 31.7% AVG = 91.5% 93.0% 90.3% $7.3B $3.7B $2.3B $1.3B $84.3B $69.7B Accelerating Net Written Premium Growth Improving Underlying Combined Ratio 3 Improving Expense Ratio Increasing Underlying Underwriting Income 3 Increasing Cash Flow from Operations Growing Invested Assets 4 (after - tax) 1 Represents growth from 2012 through 2016 2 Represents growth from 2016 through 2021 3 Excludes the impacts of catastrophes and prior year reserve development 4 Invested assets excludes net unrealized investment gains (losses) 4 INNOVATION SUCCESS

SELECT P&C PEERS – 10 YEAR CORE RETURN ON EQUITY

Travelers consistently outperforms peer group median

Core ROE as Reported[1]

	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
1	•	•	•	•	•	•	•	•	•	•
2	•	TRV 15.5	•	TRV 15.2	TRV 13.3	•	•	•	•	•
3	•	•	TRV 15.5	•	•	•	•	•	•	•
4	TRV 11.0	•	•	•	•	TRV 9.0	•	•	•	TRV 13.7
5	•	•	•	•	•	•	TRV 10.7	•	TRV 11.3	•
6	•	•	•	•	•	•	•	TRV 10.9	•	•
7	•	•	•	•	•	•	•	•	•	•
8	•	•	•	•	•	•	•	•	•	•
9	•	•	•	•	•	•	•	•	•	•
10	•	•	•	•	•	•	•	•	•	•
11	•	•	•	•	•	•	•	•	•	•
Median	8.6	9.9	10.3	10.4	10.4	7.7	10.1	10.9	10.5	12.4
TRV Rank	**4**	**2**	**3**	**2**	**2**	**4**	**5**	**6**	**5**	**4**

5

[1] Operating ROE as Reported (or Net Income ROE ex-Realized Gains and Losses as calculated by Bloomberg if Operating ROE is not disclosed). Peer Group includes: AIG, ALL, CB, CINF, CNA, HIG, PGR, THG, SIGI and WRB.

© Bloomberg Finance L.P. Used with permission of Bloomberg

LEADING CORE RETURN ON EQUITY AT SIGNIFICANTLY LOWER VOLATILITY

10 Year Core ROE Volatility vs. Average ROE


Low
TRV
10Y Volatility[1]
High
10Y (2012-21) Core Return on Equity (Average)[2]

[1] Volatility as measured by Sharpe Ratio, calculated as the mean of Company "X" Operating ROE as Reported (or Net Income ROE ex-Realized Gains and Losses as calculated by Bloomberg if Operating ROE is not disclosed) less the 10-Year U.S. Treasury mean for each respective year divided by Company "X" Operating ROE standard deviation; Peer Group includes: AIG, ALL, CB, CINF, CNA, HIG, PGR, THG, SIGI and WRB. © Bloomberg Finance L.P. Used with permission of Bloomberg

[2] Operating ROE as Reported (or Net Income ROE ex-Realized Gains and Losses as calculated by Bloomberg if Operating ROE is not disclosed). © Bloomberg Finance L.P. Used with permission of Bloomberg

6

$'-867('%22.9$/8(3(56+$5(29(57,0( $36.20 $109.76 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 From 2006 – 2021 Adjusted Book Value per Share increased from $36.20 to $109.76, a 7.7% CAGR

Total Shareholder Return[1]



400.0%
350.0%
300.0%
250.0%
200.0%
150.0%
100.0%
50.0%
0.0%
-50.0%
-100.0%
1/1/2008
8/26/2022
+344%
S&P P&C
S&P 500
Dow Jones
S&P Financials

Strong Shareholder Value

- ✓ Track record of **growth**
- ✓ Leading **returns**
- ✓ Low **volatility**

[1] Represents the change in stock price plus the cumulative amount of dividends, assuming dividend reinvestment. For each year on the chart through 2021, total return is calculated with January 1, 2008, as the starting point and December 31 of the relevant year as the ending point. For 2022, total return is calculated with January 1, 2008, as the starting point and August 26, 2022 as the ending point.

© Bloomberg Finance L.P. Used with permission of Bloomberg

8

WE ARE CONFIDENT ABOUT OUR OUTLOOK

We remain well positioned to deliver industry-leading returns and shareholder value over time

- Successfully **created value over decades** in a **variety of macro-economic conditions**
- **Ensuring our continued success** through **competitive advantages** that are relevant, differentiating and difficult to replicate
- **Benefiting from the investments** we have made, and continue to make, as part of our **Perform & Transform** call to action
- **Innovating on top** of a foundation of excellence
- Supported by an outlook for **improving fixed income returns**

9

$33(1',; 10

EXPLANATORY NOTE

This presentation contains, and management may make, certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, may be forward-looking statements. Words such as "may," "will," "should," "likely," "anticipates," "expects," "intends," "plans," "projects," "believes," "views," "estimates" and similar expressions are used to identify these forward-looking statements. These statements include, among other things, the Company's statements about:

- the Company's outlook, the impact of trends on its business and its future results of operations and financial condition;
- the impact of COVID-19 and related economic conditions;
- the impact of legislative or regulatory actions or court decisions taken in response to COVID-19 or otherwise;
- share repurchase plans;
- the sufficiency of the Company's asbestos and other reserves;
- the impact of emerging claims issues as well as other insurance and non-insurance litigation;
- the cost and availability of reinsurance coverage;
- catastrophe losses and modeling;
- the impact of investment, economic and underwriting market conditions, including interest rates and inflation;
- the impact of changing climate conditions;
- strategic and operational initiatives to improve profitability and competitiveness;
- the Company's competitive advantages and innovation agenda;
- new product offerings;
- the impact of developments in the tort environment; and
- the impact of developments in the geopolitical environment.

The Company cautions investors that such statements are subject to risks and uncertainties, many of which are difficult to predict and generally beyond the Company's control, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. Some of the factors that could cause actual results to differ include, but are not limited to, the following:

<u>Insurance-Related Risks</u>
- high levels of catastrophe losses;
- actual claims may exceed the Company's claims and claim adjustment expense reserves, or the estimated level of claims and claim adjustment expense reserves may increase, including as a result of, among other things, changes in the legal/tort, regulatory and economic environments;
- the Company's potential exposure to asbestos and environmental claims and related litigation;
- the Company is exposed to, and may face adverse developments involving, mass tort claims; and
- the effects of emerging claim and coverage issues on the Company's business are uncertain, and court decisions or legislative changes that take place after the Company issues its policies can result in an unexpected increase in the number of claims.

<u>Financial, Economic and Credit Risks</u>
- a period of financial market disruption or an economic downturn;
- the Company's investment portfolio is subject to credit and interest rate risk, and may suffer reduced or low returns or material realized or unrealized losses;
- the Company is exposed to credit risk related to reinsurance and structured settlements, and reinsurance coverage may not be available to the Company;
- the Company is exposed to credit risk in certain of its insurance operations and with respect to certain guarantee or indemnification arrangements that it has with third parties;
- a downgrade in the Company's claims-paying and financial strength ratings; and
- the Company's insurance subsidiaries may be unable to pay dividends to the Company's holding company in sufficient amounts.

<u>Business and Operational Risks</u>
- the ongoing impact of COVID-19 and related risks, including with respect to revenues, claims and claim adjustment expenses, general and administrative expenses, investments, inflation, adverse legislative and/or regulatory action, operational disruptions and heightened cyber security risks and foreign currency exchange rate changes;
- the intense competition that the Company faces, including with respect to attracting and retaining employees, and the impact of innovation, technological change and changing customer preferences on the insurance industry and the markets in which it operates;
- disruptions to the Company's relationships with its independent agents and brokers or the Company's inability to manage effectively a changing distribution landscape;
- the Company's efforts to develop new products or services, expand in targeted markets, improve business processes and workflows or make acquisitions may not be successful and may create enhanced risks;
- the Company's pricing and capital models may provide materially different indications than actual results;
- loss of or significant restrictions on the use of particular types of underwriting criteria, such as credit scoring, or other data or methodologies, in the pricing and underwriting of the Company's products; and
- the Company is subject to additional risks associated with its business outside the United States.

<u>Technology and Intellectual Property Risks</u>
- as a result of cyber attacks or otherwise, the Company may experience difficulties with technology, data and network security or outsourcing relationships;
- the Company's dependence on effective information technology systems and on continuing to develop and implement improvements in technology; and
- the Company may be unable to protect and enforce its own intellectual property or may be subject to claims for infringing the intellectual property of others.

<u>Regulatory and Compliance Risks</u>
- changes in regulation, including higher tax rates; and
- the Company's compliance controls may not be effective.

In addition, the Company's share repurchase plans depend on a variety of factors, including the Company's financial position, earnings, share price, catastrophe losses, maintaining capital levels commensurate with the Company's desired ratings from independent rating agencies, changes in levels of written premiums, funding of the Company's qualified pension plan, capital requirements of the Company's operating subsidiaries, legal requirements, regulatory constraints, other investment opportunities (including mergers and acquisitions and related financings), market conditions, changes in tax law and other factors, including the ongoing level of uncertainty related to COVID-19.

Our forward-looking statements speak only as of the date of this presentation or as of the date they are made, and we undertake no obligation to update forward-looking statements. For a more detailed discussion of these factors, see the information under the captions "Risk Factors," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Forward Looking Statements" in our most recent annual report on Form 10-K filed with the Securities Exchange Commission (SEC) on February 17, 2022, as updated by our periodic filings with the SEC.

11

DISCLOSURE

In this presentation, we may refer to some non-GAAP financial measures. For a reconciliation of these measures to the most comparable GAAP measures, please see the pages that follow. For a glossary of selected insurance terms, we refer you to our most recent annual report on Form 10-K filed with the Securities and Exchange Commission (SEC) as updated by our subsequent periodic filings with the SEC. See the "Investors" section at travelers.com.

For further information, please see Travelers reports filed with the SEC pursuant to the Securities Exchange Act of 1934 which are available at the SEC's website (sec.gov).

Unless otherwise noted, all information in this presentation is as of or for the year ended December 31, 2021. This presentation should be read with our 2021 annual report on Form 10-K, as updated by our subsequent periodic filings with the SEC, all of which can be found at the "Investors" section at travelers.com.

Travelers may use its website and/or social media outlets, such as Facebook and Twitter, as distribution channels of material information. Financial and other important information regarding the company is routinely accessible through and posted on our website at investor.travelers.com, our Facebook page at facebook.com/travelers and our Twitter account (@Travelers) at twitter.com/travelers. In addition, you may automatically receive email alerts and other information about Travelers when you enroll your email address by visiting the Email Notification section at investor.travelers.com.

12

*/266$5<2)),1$1&,$/0($685(6$1'5(&21&,/,$7,2162) *$$30($685(672121 *$$30($685(6 13 The following measures are used by the Company’s management to evaluate financial performance against historical results, to est ablish performance targets on a consolidated basis and for other reasons as discussed below. In some cases, these measures are considered non - GAAP financial measures under applicable SEC rules because they are not displayed as separate line items in the consolidated financial statements or are not required to be disclosed in the notes to financial statements or, in some cases, in clude or exclude certain items not ordinarily included or excluded in the most comparable GAAP financial measure. Reconciliations of these measures to the most comparable GAAP measures also follow. In the opinion of the Company’s management, a discussion of these measures provides investors, financial analysts, rating age nci es and other financial statement users with a better understanding of the significant factors that comprise the Company’s periodic results of operations and how management evaluates the Company’s fin anc ial performance. Some of these measures exclude net realized investment gains (losses), net of tax, and/or net unrealized investment gains (lo sse s), net of tax, included in shareholders’ equity, which can be significantly impacted by both discretionary and other economic factors and are not necessarily indicative of operating trends. Other companies may calculate these measures differently, and, therefore, their measures may not be comparable to those used by the Company’s management. RECONCILIATION OF NET INCOME TO CORE INCOME AND CERTAIN OTHER NON - GAAP MEASURES Core income (loss) is consolidated net income (loss) excluding the after - tax impact of net realized investment gains (losses), discontinued operat ions, the effect of a change in tax laws and tax rates at enactment, and cumulative effect of changes in accounting principles when applicable. Segment income (loss) is determined in the same manner as core income (loss) on a segment basis. Management uses segment income (loss) to analyze each segment’s performance and as a tool in making business decisions. Financial statem ent users also consider core income (loss) when analyzing the results and trends of insurance companies. Core income (loss) per share is core income (loss) on a per common share basis. Reconciliation of Net Income to Core Income 1 Impact is recognized in the accounting period in which the change is enacted 2 2017 reflects impact of Tax Cuts and Jobs Act of 2017 (TCJA) ($ in millions, after-tax) 2021 2020 2019 2018 2017 2016 2015 2014 2013 2012 Net income 3,662$ 2,697$ 2,622$ 2,523$ 2,056$ 3,014$ 3,439$ 3,692$ 3,673$ 2,473$ Adjustments: Net realized investment gains (132) (11) (85) (93) (142) (47) (2) (51) (106) (32) Impact of changes in tax laws and/or tax rates (1) (2) (8) - - - 129 - - - - - Core income 3,522$ 2,686$ 2,537$ 2,430$ 2,043$ 2,967$ 3,437$ 3,641$ 3,567$ 2,441$ Twelve Months Ended December 31,

GLOSSARY OF FINANCIAL MEASURES AND RECONCILIATIONS OF GAAP MEASURES TO NON-GAAP MEASURES

RECONCILIATION OF SHAREHOLDERS' EQUITY TO ADJUSTED SHAREHOLDERS' EQUITY AND CALCULATION OF RETURN ON EQUITY AND CORE RETURN ON EQUITY

Adjusted shareholders' equity is shareholders' equity excluding net unrealized investment gains (losses), net of tax, included in shareholders' equity, net realized investment gains (losses), net of tax, for the period presented, the effect of a change in tax laws and tax rates at enactment (excluding the portion related to net unrealized investment gains (losses)), preferred stock and discontinued operations. **Adjusted average shareholders' equity** is (a) the sum of total adjusted shareholders' equity at the beginning and end of each of the quarters for the period presented divided by (b) the number of quarters in the period presented times two.

Reconciliation of Shareholders' Equity to Adjusted Shareholders' Equity

	As of December 31,									
($ in millions)	2021	2020	2019	2018	2017	2016	2015	2014	2013	2012
Shareholders' equity	**$ 28,887**	**$ 29,201**	**$ 25,943**	**$ 22,894**	**$ 23,731**	**$ 23,221**	**$ 23,598**	**$ 24,836**	**$ 24,796**	**$ 25,405**
Adjustments:										
Net unrealized investment (gains) losses, net of tax, included in shareholders' equity	(2,415)	(4,074)	(2,246)	113	(1,112)	(730)	(1,289)	(1,966)	(1,322)	(3,103)
Net realized investment gains, net of tax	(132)	(11)	(85)	(93)	(142)	(47)	(2)	(51)	(106)	(32)
Impact of changes in tax laws and/ or tax rates (1) (2)	(8)	-	-	-	287	-	-	-	-	-
Adjusted shareholders' equity	**$ 26,332**	**$ 25,116**	**$ 23,612**	**$ 22,914**	**$ 22,764**	**$ 22,444**	**$ 22,307**	**$ 22,819**	**$ 23,368**	**$ 22,270**

[1] Impact is recognized in the accounting period in which the change is enacted
[2] 2017 reflects impact of Tax Cuts and Jobs Act of 2017 (TCJA)

14

Return on equity is the ratio of annualized net income (loss) less preferred dividends to average shareholders’ equity for the periods present ed . Core return on equity is the ratio of annualized core income (loss) less preferred dividends to adjusted average shareholders’ equity for the periods presented. In the opinion of the Company’s management, these are important indicators of how well management creates value for its shareholders through its operating activities and its capital management. Calculation of Return on Equity and Core Return on Equity RECONCILIATION OF UNDERWRITING INCOME EXCLUDING CERTAIN ITEMS TO NET INCOME Underwriting income (loss) is net earned premiums and fee income less claims and claim adjustment expenses and insurance - related expenses. In the opinion o f the Company’s management, it is important to measure the profitability of each segment excluding the results of investing activities, which are managed separ ate ly from the insurance business. This measure is used to assess each segment’s business performance and as a tool in making business decisions. U nderwriting income, excluding the impact of catastrophes and net favorable (unfavorable) prior year loss reserve development , is the underwriting income adjusted to exclude claims and claim adjustment expenses, reinstatement premiums and assessments re lated to catastrophes and loss reserve development related to time periods prior to the current year. In the opinion of the Company’s management, this measure is meaningful to use rs of the financial statements to understand the Company’s periodic earnings and the variability of earnings caused by the unpredictable nature (i.e., the timing and amount) of catastrophes and lo ss reserve development. This measure is also referred to underlying underwriting income, underlying underwriting gain or underlying underwriting margin. A catastrophe is a severe loss designated a catastrophe by internationally recognized organizations that track and report on insured losses resulting from catastrophic events, such as Property Claim Services (PCS) for events in the United States and Canada . Catastrophes can be caused by various natural events, including, among others, hurricanes, tornadoes and other windstorms, earthquakes, hail, wildfires, severe winter weather, floods, tsunamis, volcanic eruptions and other naturally - occurring events, such as solar flares . Catastrophes can also be man - made, such as terrorist attacks and other intentionally destructive acts including those involving nuclear, biological, chemical and radiological events, cyber events, explosions and destruction of infrastructure . Each catastrophe has unique characteristics and catastrophes are not predictable as to timing or amount . Their effects are included in net and core income and claims and claim adjustment expense reserves upon occurrence . A catastrophe may result in the payment of reinsurance reinstatement premiums and assessments from various pools . The Company’s threshold for disclosing catastrophes is primarily determined at the reportable segment level. If a threshold f or one segment or a combination thereof is exceeded and the other segments have losses from the same event, losses from the event are identified as catastrophe losses in the segment results and for th e c onsolidated results of the Company. Additionally, an aggregate threshold is applied for international business across all reportable segments. The threshold for 2021 ranges from $20 million to $30 mill ion of losses before reinsurance and taxes. Net favorable (unfavorable) prior year loss reserve development is the increase or decrease in incurred claims and claim adjustment expenses as a result of the re - estimation of claims and cla im adjustment expense reserves at successive valuation dates for a given group of claims, which may be related to one or more pr ior years. In the opinion of the Company’s management, a discussion of loss reserve development is meaningful to users of the financial statements as it allows them to assess the impact between prior a nd current year development on incurred claims and claim adjustment expenses, net and core income (loss), and changes in claims and claim adjustment expense reserve levels from period to period . ($ in millions) 2021 2020 2019 2018 2017 2016 2015 2014 2013 2012 Net Income 3,662$ 2,697$ 2,622$ 2,523$ 2,056$ 3,014$ 3,439$ 3,692$ 3,673$ 2,473$ Average shareholders' equity 28,735 26,892 24,922 22,843 23,671 24,182 24,304 25,264 25,099 25,192 Return on equity 12.7% 10.0% 10.5% 11.0% 8.7% 12.5% 14.2% 14.6% 14.6% 9.8% Core income 3,522$ 2,686$ 2,537$ 2,430$ 2,043$ 2,967$ 3,437$ 3,641$ 3,567$ 2,441$ Adjusted average shareholders' equity 25,718 23,790 23,335 22,814 22,743 22,386 22,681 23,447 23,004 22,158 Core return on equity 13.7% 11.3% 10.9% 10.7% 9.0% 13.3% 15.2% 15.5% 15.5% 11.0% Twelve Months Ended December 31, */266$5<2)),1$1&,$/0($685(6$1'5(&21&,/,$7,2162) *$$30($685(672121 *$$30($685(6

16 Reconciliation of After - Tax Underlying Underwriting Income (also known as Underlying Underwriting Gain) to Net Income 1 Impact is recognized in the accounting period in which the change is enacted 2 2017 reflects impact of Tax Cuts and Jobs Act of 2017 (TCJA) ($ in millions, after-tax) 2021 2020 2019 2018 2017 2016 2015 2014 2013 2012 Underlying underwriting income 2,251$ 2,008$ 1,400$ 1,522$ 1,239$ 1,265$ 1,446$ 1,430$ 1,277$ 888$ Impact of catastrophes (1,459) (1,274) (699) (1,355) (1,267) (576) (338) (462) (387) (1,214) Impact of net favorable (unfavorable) prior year reserve development 424 276 (47) 409 378 510 617 616 552 622 Underwriting income 1,216 1,010 654 576 350 1,199 1,725 1,584 1,442 296 Net investment income 2,541 1,908 2,097 2,102 1,872 1,846 1,905 2,216 2,186 2,316 Other income (expense), including interest expense (235) (232) (214) (248) (179) (78) (193) (159) (61) (171) Core income 3,522 2,686 2,537 2,430 2,043 2,967 3,437 3,641 3,567 2,441 Net realized investment gains 132 11 85 93 142 47 2 51 106 32 Impact of changes in tax laws and/or tax rates (1) (2) 8 - - - (129) - - - - - Net income 3,662$ 2,697$ 2,622$ 2,523$ 2,056$ 3,014$ 3,439$ 3,692$ 3,673$ 2,473$ Twelve Months Ended December 31, */266$5<2)),1$1&,$/0($685(6$1'5(&21&,/,$7,2162) *$$30($685(672121 *$$30($685(6

GLOSSARY OF FINANCIAL MEASURES AND RECONCILIATIONS OF GAAP MEASURES TO NON-GAAP MEASURES

RECONCILIATION OF BOOK VALUE PER SHARE AND SHAREHOLDERS’ EQUITY TO CERTAIN NON-GAAP MEASURES

Book value per share is total common shareholders’ equity divided by the number of common shares outstanding. **Adjusted book value per share** is total common shareholders’ equity excluding net unrealized investment gains and losses, net of tax, included in shareholders’ equity, and preferred stock, divided by the number of common shares outstanding. In the opinion of the Company’s management, adjusted book value per share is useful in an analysis of a property casualty company’s book value per share as it removes the effect of changing prices on invested assets (i.e., net unrealized investment gains (losses), net of tax), which do not have an equivalent impact on unpaid claims and claim adjustment expense reserves.

Reconciliation of Shareholders’ Equity to Common Shareholders’ Equity, Excluding Net Unrealized Investment Gains (Losses), Net of Tax

	As of December 31,															
($ in millions, except per share amounts)	2021	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Shareholders' equity	**$ 28,887**	**$ 29,201**	**$ 25,943**	**$ 22,894**	**$ 23,731**	**$ 23,221**	**$ 23,598**	**$ 24,836**	**$ 24,796**	**$ 25,405**	**$ 24,477**	**$ 25,475**	**$ 27,415**	**$ 25,319**	**$ 26,616**	**$ 25,135**
Less: Net unrealized investment gains (losses), net of tax, included in shareholders' equity	2,415	4,074	2,246	(113)	1,112	730	1,289	1,966	1,322	3,103	2,871	1,859	1,856	(146)	620	453
Preferred stock	-	-	-	-	-	-	-	-	-	-	-	68	79	89	112	129
Common shareholders' equity, excluding net unrealized investment gains (losses), net of tax, included in shareholders' equity	**$ 26,472**	**$ 25,127**	**$ 23,697**	**$ 23,007**	**$ 22,619**	**$ 22,491**	**$ 22,309**	**$ 22,870**	**$ 23,474**	**$ 22,302**	**$ 21,606**	**$ 23,548**	**$ 25,480**	**$ 25,376**	**$ 25,884**	**$ 24,553**
Common shares outstanding	241.2	252.4	255.5	263.6	271.4	279.6	295.9	322.2	353.5	377.4	392.8	434.6	520.3	585.1	627.8	678.3
Book value per share	$ 119.77	$ 115.68	$ 101.55	$ 86.84	$ 87.46	$ 83.05	$ 79.75	$ 77.08	$ 70.15	$ 67.31	$ 62.32	$ 58.47	$ 52.54	$ 43.12	$ 42.22	$ 36.86
Adjusted book value per share	109.76	99.54	92.76	87.27	83.36	80.44	75.39	70.98	66.41	59.09	55.01	54.19	48.98	43.37	41.25	36.20

17

GLOSSARY OF FINANCIAL MEASURES AND RECONCILIATIONS OF GAAP MEASURES TO NON-GAAP MEASURES

RECONCILIATION OF INVESTED ASSETS TO INVESTED ASSETS EXCLUDING NET UNREALIZED INVESTMENT GAINS (LOSSES)

	As of December 31,									
($ in millions, pre- tax)	2021	2020	2019	2018	2017	2016	2015	2014	2013	2012
Invested assets	**$ 87,375**	**$ 84,423**	**$ 77,884**	**$ 72,278**	**$ 72,502**	**$ 70,488**	**$ 70,470**	**$ 73,261**	**$ 73,160**	**$ 73,838**
Less: Net unrealized investment gains (losses)	3,060	5,175	2,853	(137)	1,414	1,112	1,974	3,008	2,030	4,761
Invested assets excluding net unrealized investment gains (losses)	**$ 84,315**	**$ 79,248**	**$ 75,031**	**$ 72,415**	**$ 71,088**	**$ 69,376**	**$ 68,496**	**$ 70,253**	**$ 71,130**	**$ 69,077**

For a glossary of other financial terms used in this presentation, we refer you to the Company's most recent annual report on Form 10-K filed with the SEC.

18

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